Exhibit 99.1
FOR IMMEDIATE RELEASE
ADVANCED DISPOSAL ANNOUNCES THIRD QUARTER RESULTS
Company achieves net income of $3.8 million, adjusted EBITDA of $109.1 million, and adjusted EBITDA margin of 30.3%

PONTE VEDRA, Fla. (November 2, 2016) – Advanced Disposal Services, Inc. (NYSE: ADSW), (d/b/a Advanced Disposal) announced today revenue for the three months ended September 30, 2016 of $360.6 million versus $361.3 million in the same period of the prior year. Net income during third quarter 2016 was $3.8 million, or $0.06 per diluted share, versus net loss of $5.5 million, or $0.09 per diluted share, in third quarter 2015. The company achieved quarterly adjusted EBITDA and adjusted EBITDA margins of $109.1 million and 30.3%, respectively, or an increase of $3.5 million and 110 basis points versus third quarter 2015.
The improvements in net income, adjusted EBITDA, and adjusted EBITDA margins were led by strong pricing, with average yield for the quarter of 2.3%. Additionally, revenue growth in the quarter from higher margin acquisitions continued to outpace divestitures, and net income benefited from a year-over-year reduction in losses related to fuel derivative contracts.
For the nine months ended September 30, 2016, revenue was $1,052.6 million versus $1,046.8 million for the prior year period. Net loss year-to-date improved $14.5 million to $10.3 million, or $0.16 per diluted share. Adjusted EBITDA of $303.4 million was $4.9 million better year-over-year, and adjusted EBITDA margins also improved 0.3% to 28.8%.
"Advanced Disposal has undergone transformational changes since our last earnings call, highlighted by completing an initial public offering and refinancing our debt structure," said Richard Burke, CEO. "We are pleased to follow-up those transactions with strong third quarter results. Our team remains focused on safely providing an excellent customer service experience in the vertically integrated markets we serve. These efforts, coupled with disciplined pricing, controlling costs, and closing strategic tuck-in acquisitions continue to be the platform on which we drive earnings growth and improve returns on invested capital."
Advanced Disposal will conduct a quarterly earnings conference call on November 3, 2016 at 10:00 a.m. EST. The call can be accessed by dialing (866) 478-7805 domestically or (832) 445-1679 internationally and asking for conference ID 12094270 or the Advanced Disposal Q3 2016 earnings call. This call will be recorded and available via replay approximately two hours after the completion of the earnings call for thirty days. You may access the recording by dialing (855) 859-2056 or through the link on the investor relations page of our website at www.AdvancedDisposal.com.

The calculation of free cash flow and adjusted free cash flow, as well as details of charges and other expenses that are excluded from EBITDA and net income in arriving at adjusted EBITDA and adjusted net income, are contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING
DATA
Advanced Disposal Services, Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Service revenues	$360.6	$361.3	$1,052.6	$1,046.8
Operating costs and expenses
Operating	220.3	223.5	652.6	652.4
Selling, general and administrative	35.6	37.3	119.7	110.4
Depreciation and amortization	64.0	67.5	189.4	194.8
Acquisition and development costs	—	0.2	0.2	1.3
Loss on disposal of assets and asset impairments	1.1	0.3	1.2	17.8
Restructuring charges	—	—	0.8	—
Total operating costs and expenses	321.0	328.8	963.9	976.7
Operating income	39.6	32.5	88.7	70.1
Other income (expense)
Interest expense	(34.1)	(34.2)	(102.7)	(104.0)
Other income (expense), net	0.5	(8.5)	0.9	(4.7)
Total other income (expense)	(33.6)	(42.7)	(101.8)	(108.7)
Income (loss) before income taxes	6.0	(10.2)	(13.1)	(38.6)
Income tax expense (benefit)	2.2	(4.7)	(2.8)	(13.8)
Net income (loss)	$3.8	$(5.5)	$(10.3)	$(24.8)

Net income (loss) attributable to common stockholders per share
Basic earnings (loss) per share	$0.06	$(0.09)	$(0.16)	$(0.38)
Diluted earnings (loss) per share	$0.06	$(0.09)	$(0.16)	$(0.38)
Basic average shares outstanding	64,493,536	64,493,536	64,493,536	64,493,536
Diluted average shares outstanding	64,942,500	64,493,536	64,493,536	64,493,536

Advanced Disposal Services, Inc.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except share data)

	September 30, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$0.5	$0.6
Accounts receivable, net of allowance for doubtful accounts of $4.2 and $4.4, respectively	179.6	177.5
Prepaid expenses and other current assets	25.7	33.4
Total current assets	205.8	211.5
Other assets	22.8	22.9
Property and equipment, net of accumulated depreciation of $1,134.1 and $1,007.5, respectively	1,632.4	1,649.9
Goodwill	1,173.9	1,173.5
Other intangible assets, net of accumulated amortization of $201.1 and $185.6, respectively	334.9	364.5
Total assets	$3,369.8	$3,422.3
Liabilities and Stockholder's Equity
Current liabilities
Accounts payable	$84.2	$98.1
Accrued expenses	132.5	135.7
Deferred revenue	60.8	63.1
Current maturities of landfill retirement obligations	30.9	30.2
Current maturities of long-term debt	34.9	49.1
Total current liabilities	343.3	376.2
Other long-term liabilities	56.4	55.8
Long-term debt, less current maturities	2,203.0	2,198.0
Accrued landfill retirement obligations, less current maturities	169.2	163.5
Deferred income taxes	134.3	139.0
Total liabilities	2,906.2	2,932.5
Equity
Common stock: $.01 par value, 1,000,000,000 shares authorized, 64,493,536 issued and outstanding	0.6	0.6
Additional paid-in capital	1,084.5	1,100.4
Accumulated deficit	(621.5)	(611.2)
Total stockholder's equity	463.6	489.8
Total liabilities and stockholder's equity	$3,369.8	$3,422.3

Advanced Disposal Services, Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities
Net loss	$(10.3)	$(24.8)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	189.4	194.8
Change in fair value of derivative instruments	(10.5)	(8.7)
Amortization of interest rate cap premium	0.3	1.5
Amortization of debt issuance costs and original issue discount	14.6	14.5
Accretion on landfill retirement obligations	9.8	10.0
Other accretion and amortization	1.4	1.9
Provision for doubtful accounts	2.4	2.7
Loss on disposition of property and equipment	2.8	0.8
Impairment of assets	—	6.4
(Gain) loss on disposition of businesses	(1.6)	10.6
Gain on redemption of security	—	(2.5)
Stock based compensation	4.0	1.6
Deferred tax benefit	(4.8)	(15.8)
Earnings in equity investee	(1.3)	(1.1)
Changes in operating assets and liabilities, net of businesses acquired
(Increase) decrease in accounts receivable	(3.8)	6.8
Decrease in prepaid expenses and other current assets	7.5	7.6
(Increase) decrease in other assets	(0.4)	0.9
Increase (decrease) in accounts payable	0.1	(1.8)
Increase in accrued expenses and other long term liabilities	7.7	14.9
Decrease in unearned revenue	(2.5)	(2.5)
Capping, closure and post-closure expenditures	(13.1)	(11.2)
Net cash provided by operating activities	191.7	206.6
Cash flows from investing activities
Purchases of property and equipment and construction and development	(124.2)	(129.7)
Proceeds from sale of property and equipment	2.2	1.7
Proceeds from maturity of securities	—	15.0
Acquisition of businesses	(5.3)	(25.0)
Proceeds from sale of businesses	2.4	11.6
Net cash used in investing activities	(124.9)	(126.4)
Cash flows from financing activities
Proceeds from borrowings on debt instruments	102.0	35.0
Repayment on debt instruments including capital leases	(149.0)	(103.9)
Bank overdraft	—	(1.3)
Other financing activities	—	(1.1)
Capital contribution from parent	—	0.5
Return of capital to parent	(19.9)	(7.5)
Net cash used in financing activities	(66.9)	(78.3)
Net (decrease) increase in cash and cash equivalents	(0.1)	1.9
Cash and cash equivalents, beginning of period	0.6	1.0
Cash and cash equivalents, end of period	$0.5	$2.9

You should read the following information in conjunction with our audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2015 appearing in our Annual Report on Form 10-K and our unaudited condensed consolidated financial statements and notes thereto as of and for the three and nine months ended September 30, 2016 appearing in our Form 10-Q, as filed with the Securities and Exchange Commission.

REVENUE

The following table reflects our revenue by line of business for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016		2015		2016		2015
Collection	$247.7	68.7%	$247.5	68.5%	$734.0	69.7%	$728.1	69.6%
Disposal	137.3	38.1%	133.7	37.0%	391.3	37.2%	372.2	35.6%
Sale of recyclables	6.6	1.8%	7.0	1.9%	16.3	1.5%	18.8	1.8%
Fuel fees and environmental fees	24.7	6.8%	23.4	6.5%	64.6	6.1%	64.4	6.2%
Other revenue	16.9	4.7%	19.1	5.3%	55.5	5.3%	62.7	6.0%
Intercompany eliminations	(72.6)	(20.1)%	(69.4)	(19.2)%	(209.1)	(19.9)%	(199.4)	(19.0)%
Total service revenues	$360.6	100.0%	$361.3	100.0%	$1,052.6	100.0%	$1,046.8	100.0%

The table set forth below reflects changes in revenue, as compared to the previous year:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Average yield	2.3%	2.6%	2.0%	2.2%
Recycling	0.2%	(0.2)%	0.1%	(0.6)%
Fuel fee revenue	(0.6)%	(1.4)%	(0.9)%	(1.2)%
Total yield	1.9%	1.0%	1.2%	0.4%
Organic volume	(3.2)%	(2.2)%	(1.2)%	(0.5)%
Acquisitions	1.7%	1.2%	1.9%	1.1%
Divestitures	(0.6)%	(1.8)%	(1.3)%	(1.2)%
Total revenue growth	(0.2)%	(1.8)%	0.6%	(0.2)%

OPERATING EXPENSES

The following table summarizes our operating expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016		2015		2016		2015
Operating	$217.0	60.2%	$220.2	60.9%	$642.8	61.1%	$642.4	61.4%
Accretion of landfill retirement obligations	3.3	0.9%	3.3	0.9%	9.8	0.9%	10.0	1.0%
Operating expenses	$220.3	61.1%	$223.5	61.9%	$652.6	62.0%	$652.4	62.3%

The following table summarizes the major components of our operating expenses, excluding accretion expense on landfill retirement obligations and other long-term liabilities for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016		2015		2016		2015
Labor and related benefits	$73.8	20.5%	$72.4	20.0%	$220.2	20.9%	$214.0	20.4%
Transfer and disposal costs	48.4	13.4%	51.0	14.1%	142.0	13.5%	146.2	14.0%
Maintenance and repairs	33.2	9.2%	32.7	9.1%	98.4	9.3%	92.7	8.9%
Fuel	14.2	3.9%	16.7	4.6%	40.4	3.8%	52.9	5.1%
Franchise fees and taxes	17.4	4.8%	17.9	5.0%	49.0	4.7%	50.2	4.8%
Risk management	7.4	2.1%	7.4	2.0%	22.8	2.2%	20.2	1.9%
Other	22.6	6.3%	22.1	6.1%	70.0	6.7%	66.2	6.3%
Operating expenses, excluding accretion expense	$217.0	60.2%	$220.2	60.9%	$642.8	61.1%	$642.4	61.4%

SELLING, GENERAL AND ADMINISTRATIVE

The following table summarizes our selling, general and administrative expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016		2015		2016		2015
Salaries	$21.9	6.1%	$22.8	6.3%	$71.9	6.8%	$68.1	6.5%
Legal and professional	2.2	0.6%	3.8	1.1%	14.3	1.4%	9.2	0.9%
Other	11.5	3.2%	10.7	3.0%	33.5	3.2%	33.1	3.2%
Total selling, general and administrative expenses	$35.6	9.9%	$37.3	10.3%	$119.7	11.4%	$110.4	10.5%

ADDITIONAL STATISTICS

Internalization for the three months ended September 30, 2016: 64%

Days Sales Outstanding for the three months ended September 30, 2016: 45 (30 net of deferred revenue)

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

EBITDA, adjusted EBITDA, adjusted EBITDA margin, free cash flow, and adjusted free cash flow are not defined terms under U.S. generally accepted accounting principles (“non-GAAP measures”). Non-GAAP measures should not be considered in isolation or as a substitute for net income, income per diluted share or cash flow data prepared in accordance with GAAP and may not be comparable to calculations of similarly titled measures by other companies.
We define EBITDA as net income (loss) from continuing operations adjusted for interest, taxes, depreciation and amortization and accretion. We define adjusted EBITDA as EBITDA adjusted to exclude non-cash and non-recurring items as well as other adjustments permitted in calculating covenant compliance under the agreements governing our outstanding debt securities and credit facilities. We believe adjusted EBITDA is useful to investors in evaluating our performance compared to other companies in our industry because it eliminates the effect of financing, income taxes and the accounting effects of capital spending, as well as certain items that are not indicative of our performance on an ongoing basis. Management uses adjusted EBITDA to measure the performance of our core operations at the consolidated, segment and business unit levels and as a metric for a significant portion of our management incentive plans.
We define free cash flow as net cash provided by operating activities less capital expenditures (purchases of property and equipment, excluding expenditures for significant new municipal contracts and significant purchases of land for future landfill airspace), net of proceeds from the sale of property and equipment. We define adjusted free cash flow as free cash flow excluding restructuring payments and capital markets costs. Management uses adjusted free cash flow to evaluate the Company’s ability to generate cash to fund its activities on an ongoing basis, and we believe adjusted free cash flow is useful to investors in evaluating our performance compared to other companies in our industry because it eliminates the effect of restructuring payments and capital market costs, which are not indicative of our ability to generate cash on an ongoing basis.
In fiscal 2014, we made a strategic decision to enter into fuel derivatives as economic hedges of a rise in the price of diesel fuel for fiscal 2015 and fiscal 2016. We have not entered into fuel derivatives since fiscal 2014 when the economic hedges for fiscal 2015 and fiscal 2016 were put in place and have no present intention to enter into fuel derivatives in fiscal 2016 or fiscal 2017. We therefore believe that excluding realized losses from fuel derivatives provides useful additional information for investors to evaluate comparability among periods and is consistent with how management evaluates performance. In fiscal 2016, we entered into interest rate caps as economic hedges of a rise in interest rates for fiscal 2017, fiscal 2018 and the nine months ended September 30, 2019. We believe that excluding realized and unrealized gains and losses from interest rate derivatives from our adjusted EBITDA provides useful additional information in evaluating ongoing financial performance of the business as these derivatives represent a risk management tool to reduce our exposure to rising interest rates and are viewed by management as a financing cost similar to interest expense.

ADJUSTED EBITDA

The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for certain other costs (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income (loss)	$3.8	$(5.5)	$(10.3)	$(24.8)
Income tax expense (benefit)	2.2	(4.7)	(2.8)	(13.8)
Interest expense	34.1	34.2	102.7	104.0
Depreciation and amortization	64.0	67.5	189.4	194.8
Accretion on landfill retirement obligations	3.3	3.3	9.8	10.0
Accretion on loss contracts and other long-term liabilities	0.1	0.2	0.3	0.6
EBITDA	107.5	95.0	289.1	270.8
EBITDA adjustments:
Acquisition and development costs	—	0.2	0.2	1.3
Stock based compensation	0.7	0.4	4.0	1.6
Earnings in equity investee, net	—	(0.1)	(0.5)	(0.5)
Restructuring charges	—	—	0.8	—
Loss on disposal of assets and asset impairments	1.1	0.3	1.2	17.8
Unrealized (gain) loss on derivatives	(3.5)	2.3	(10.5)	(8.7)
Gain on redemption of security	—	—	—	(2.5)
Capital market costs	(0.3)	—	7.2	—
Other	—	0.4	—	0.5
Realized loss on fuel derivatives	3.6	7.1	11.9	18.2
Adjusted EBITDA	$109.1	$105.6	$303.4	$298.5

Revenue	$360.6	$361.3	$1,052.6	$1,046.8
Adjusted EBITDA margin	30.3%	29.2%	28.8%	28.5%

ADJUSTED FREE CASH FLOW

The following table calculates free cash flow (in millions):

	Nine Months Ended September 30,
	2016	2015
Net cash provided by operating activities	$191.7	$206.6
Purchases of property & equipment (a)	(124.2)	(127.3)
Proceeds from sale of property & equipment	2.2	1.7
Free cash flow	69.7	81.0
Restructuring payments	1.7	2.8
Capital market costs	7.3	—
Adjusted free cash flow	78.7	83.8
Realized loss on fuel derivatives	11.9	18.2
Adjusted free cash flow excluding realized loss on fuel derivatives	$90.6	$102.0

(a) Excludes the impact of land purchased for future airspace of $2.4 million in 2015.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This report contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts in this document, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended and are subject to the safe harbor created by those sections. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements.
There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. Such risks, uncertainties and factors include those set forth under the heading Risk Factors in our most recent Annual Report on Form 10-K and subsequent Form 10-Q filed with the Securities and Exchange Commission.
Examples of these risks, uncertainties and other factors include, but are not limited to:

•	our history of losses;

•	operating in a highly competitive industry and the inability to compete effectively with larger and better capitalized companies and governmental service providers;

•	results being vulnerable to a downturn in economic conditions;

•	we may lose contracts through competitive bidding, early termination or governmental action;

•	some of our customers, including governmental entities, have suffered financial difficulties affecting their credit risk, which could negatively impact our operating results;

•	our financial and operating performance may be affected by the inability in some instances to renew landfill operating permits, obtain new landfills or expand existing ones;

•	the cost of operation and/or future construction of our existing landfills may become economically unfeasible causing us to abandon or cease operations;

•	we could be precluded from maintaining permits or entering into certain contracts if we are unable to obtain sufficient third-party financial assurance or adequate insurance coverage;

•	our accruals for our landfill site closure and post-closure costs may be inadequate;

•	our cash flow may not be sufficient to finance our high capital expenditure requirements;

•	our acquisitions, including our ability to integrate acquired businesses, or that the acquired businesses will have unexpected risks or liabilities;

•	the seasonal nature of our business and event-driven waste projects that could cause our results to fluctuate;

•
we may be subject to judicial, administrative or other third-party proceedings that could interrupt or limit our operations, result in adverse judgments, settlements or fines and create negative publicity;

•	fuel supply and prices that may fluctuate significantly and that we may not be able to pass on cost increases to our customers or effectively hedge such costs;

•	fluctuations in the prices of commodities;

•	increases in labor and disposal costs and related transportation costs could adversely impact our financial results;

•	derivatives could adversely affect our results;

•	efforts by labor unions to organize our workforce could adversely affect operating results;

•	we depend significantly on the services of the members of our senior, regional and local management teams, and the departure of any of those persons could cause our operating results to suffer;

•	we are increasingly dependent on technology in our operations and, if our technology fails, our business could be adversely affected;

•	a cybersecurity incident could negatively impact our business and our relationships with customers;

•	operational and safety risks, including the risk of personal injury to employees and others;

•
we are subject to substantial governmental regulation and failure to comply with these requirements, as well as enforcement actions and litigation arising from an actual or perceived breach of such requirements, could subject us to fines, penalties and judgments, and impose limits on our ability to operate and expand;

•	our operations being subject to environmental, health and safety laws and regulations, as well as contractual obligations that may result in significant liabilities;

•	future changes in laws or renewed enforcement of laws regulating the flow of solid waste in interstate commerce could adversely affect our operating results;

•
fundamental change in the waste management industry as traditional waste streams are increasingly viewed as renewable resources and changes in laws and environmental policies may limit the items that enter the waste stream, any of which may adversely impact volumes and tipping fees at our landfills;

•	alternatives to landfill disposal may cause our revenues and operating results to decline;

•	our substantial indebtedness and our working capital deficit;

•	our ability to implement growth strategy as and when planned; and

•	the other risk factors described in the "Risk Factors" section of our Prospectus filed with the Securities and Exchange Commission on October 7, 2016, pursuant to Rule 424(b).
The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.

About Advanced Disposal
Advanced Disposal (NYSE: ADSW) brings fresh ideas and solutions to the business of a clean environment. We provide integrated, non-hazardous solid waste collection, recycling and disposal services to residential, commercial, industrial and construction customers across 16 states and the Bahamas. Our team is dedicated to finding effective, sustainable solutions to preserve the environment for future generations. We welcome you to learn more at AdvancedDisposal.com or follow us on Facebook.

Contact:
Matthew Nelson
Advanced Disposal
(904) 737-7900, Matthew.Nelson@AdvancedDisposal.com